     As Filed With the Securities and Exchange Commission on May __, 1997
                                                     Registration No. 33-59413
------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                                 _____________

                         POST EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                                     Under
                           THE SECURITIES ACT OF 1933
                                  ____________

                              NEWPORT CORPORATION
             (Exact name of registrant as specified in its charter)




            Nevada                                       094-0849175
(State or other jurisdiction of            (I.R.S. Employer Identification No.)
 incorporation or organization)

                  1791 Deere Avenue, Irvine, California  92714
                                 (714) 863-3144

   (Address, including zip code, and telephone number, including area code of registrant's principal executive offices)

                                  ____________


    Robert C. Hewitt, Vice President, Chief Financial Officer and Secretary
                              Newport Corporation
                               1791 Deere Avenue
                           Irvine, California  92714
                                 (714) 863-3144

(Name, address, including zip code, and telephone number, including area code of agent for service)



                                    Copy to:
                          William R. Rauth, III, Esq.
                             Lawrence B. Cohn, Esq.
         Stradling, Yocca, Carlson & Rauth, a Professional Corporation
     660 Newport Center Drive, Suite 1600, Newport Beach, California 92660

     Approximate date of commencement of proposed sale to public:  Not
Applicable

                          DEREGISTRATION OF SECURITIES

     Pursuant to Item 512(a)(3) of Regulation S-K, the Registrant is filing this Post-Effective Amendment No. 1 to Registration Statement to remove from registration all securities registered pursuant to the Registration Statement that remain unsold as of the date of filing this Post-Effective Amendment No. 1 to Registration Statement.

     Accordingly:

     (1) the offering is hereby terminated; and

     (2) the Registrant hereby removes from registration 209,450 shares of Common Stock, representing all securities which remain unsold as of the date of filing this Post-Effective Amendment No. 1 to the Registration Statement.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Irvine, State of California, on the 12 day of May, 1997.



                                 NEWPORT CORPORATION



                                 By:  /s/
                                    ----------------------------------------
                                     Robert G. Deuster
                                     President and Chief Executive Officer


                               POWER OF ATTORNEY

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

          Signature                           Title                      Date
          ---------                           -----                      ----

   /s/
-----------------------------   President, Chief Executive           May 12, 1997
Robert G. Deuster               Officer and Director



   /s/
-----------------------------   Vice President-Chief Financial       May 12, 1997
Robert C. Hewitt                Officer (Principal Financial
                                Officer) and Secretary



   /s/
-----------------------------   Corporate Controller                 May 12, 1997

William R. Abbott               (Principal Accounting Officer)


              *
-----------------------------   Chairman and Director                May 12, 1997
Richard E. Schmidt



              *                 Director                             May 12, 1997
-----------------------------
R. Jack Aplin


              *                 Director                             May 12, 1997
-----------------------------
Dan L. McGurk



              *                  Director                                 May 12, 1997
-----------------------------
C. Kumar N. Patel


              *                  Director                                 May 12, 1997
-----------------------------
Robert L. Guyett


              *                  Director                                 May 12, 1997
-----------------------------
Louis B. Howritz


                                 Director                                 May __, 1997
-----------------------------
John T. Subak



*By:  /s/
    --------------------------
   Robert C. Hewitt
   Attorney-in-Fact